Exhibit 99.1 Joint Filer Information

Name: Lightspeed Venture Partners Entrepreneur VI, L.P.         Name: Eggers, Barry
Address: 2200 Sand Hill Road, Menlo Park, CA 94025              Address: 2200 Sand Hill Road, Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.                       Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)      Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006           Date of Event Requiring Statement: September 20, 2006

Name: Lightspeed Venture Partners Entrepreneur VI-A, L.P.       Name: Mhatre, Ravi
Address: 2200 Sand Hill Road, Menlo Park, CA 94025              Address: 2200 Sand Hill Road, Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.                       Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)      Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006           Date of Event Requiring Statement: September 20, 2006

Name: Lightspeed Venture Partners VI Cayman, L.P.               Name: Nieh, Peter
Address: 2200 Sand Hill Road, Menlo Park, CA 94025              Address: 2200 Sand Hill Road, Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.                       Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)      Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006           Date of Event Requiring Statement: September 20, 2006

Name: Lightspeed Venture Partners VI, L.P.                      Name: Showalter, Carl
Address: 2200 Sand Hill Road, Menlo Park, CA 94025              Address: 2200 Sand Hill Road, Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.                       Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)      Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006           Date of Event Requiring Statement: September 20, 2006

Name: Lightspeed Venture Partners VI-A, L.P.
Address: 2200 Sand Hill Road, Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Venture Investors General Partner L.L.C.
Address: 2200 Sand Hill Road, Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006

Name: Cogan, Gill
Address: 2200 Sand Hill Road, Menlo Park, CA 94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: September 20, 2006